SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
February 8, 2007

Commission File No. 000-51804

Pediatric Prosthetics, Inc.
(Exact name of registrant as specified in its charter)

Idaho
(State or other jurisdiction of incorporation or organization)

68-0566694
(IRS Employer Identification Number)

12926 WILLOWCHASE DRIVE
HOUSTON, TEXAS 77070
(Address of principal executive offices)

(281) 897-1108
(Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 6, 2007, Pediatric Prosthetics, Inc. was informed by the Securities and Exchange Commission that it had cleared comments on its Form 10-SB Registration Statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description of Exhibit

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pediatric Prosthetics, Inc.
/s/ Linda Putback-Bean
Linda Putback-Bean
 President

Date: February 8, 2007